AMENDMENT, dated as of September 27,2000, to a Loan Agreement
(the "Loan Agreement"), dated as of February 29, 2000, among Win-Gate Equity Group, Inc., Globaltron Communications Corporation and GNB Bank Panama S.A.

                                    RECITALS

                  A. Capitalized terms when used herein shall have the meanings ascribed to them in the Loan Agreement unless the text hereof specifically provides to the contrary.

                  B. The parties wish to amend the Loan Agreement as herein provided.

                  NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. The Lender shall prepay, on the date hereof, the sum of $1,000,000 on account of the principal of the Note.

                  2. Notwithstanding the provisions of Section 2.7 of the Loan Agreement or the prepayment of a portion of the outstanding principal of the Note, as provided in paragraph 1 of this Amendment, if any of the events in
Section 2.7(a), (b) or (c) occur hereafter then the principal portion of the Note shall still convert into 2.68% of the issued and outstanding stock of the Borrower, on a fully diluted basis.

                  3. The definition of "Maturity Date" is amended to mean October 31, 2001; provided, however, if the shareholders equity of the Company decreases by more than a negative $5,000,000 on January 31, 2001, the Maturity Date will mean July 31, 2001.

                  4. Any notices sent to the Lender pursuant to Section 8.2 of the Loan Agreement shall be sent hereafter as follows: GNB Bank Panama S.A., Torre Banco Continental , Piso 30, Calle 50 y Aquilino de la Guardia, Panama City, Republic of Panama, Attention: Camilo Verastegui, Fax. No: 011 507 215 7560.

                  5. This Amendment does not constitute a waiver by the Lender of any of its rights or remedies under the Loan Agreement.

                  6. Except as specifically amended above, the Loan Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of this 27th day of September 2000.

                                         WIN-GATE EQUITY GROUP, INC.

                                         By: /s/ Gary D. Morgan
                                            ---------------------------------
                                            Chairman

                                         GLOBALTRON COMMUNICATIONS CORPORATION

                                         By: /s/ Gary D. Morgan
                                            ---------------------------------
                                            Chairman

                                         GNB BANK PANAMA S.A.
                                         By: /s/ Camilo Verastegui
                                            ---------------------------------
                                            General Manager